HERITAGE CASH TRUST

                      SUPPLEMENT DATED JUNE 11, 2002 TO THE
                             STATEMENT OF ADDITIONAL
                       INFORMATION DATED NOVEMBER 1, 2001

         APPOINTMENT OF NEW TRUSTEE. At its May 31, 2002 meeting, the Board elected Deborah L. Talbot to serve as a member of the Board. As a result, the following information is added on page 26 of the Heritage Cash Trust Statement of Additional Information ("SAI") under the section titled "Management of the Trust - Disinterested Trustees":

Deborah L. Talbot (51)      Trustee since 2002     Consultant/Advisor; Member, Academy of Senior
880 Carillon Parkway                               Professionals, Eckerd College since 1997; Member,
St. Petersburg, FL  33716                          Dean's Advisory Board of Fogelman School of Business,
                                                   University of Memphis, 1999-2000; Advisory Board
                                                   Member, Center for Global Studies, Penn State
                                                   University, 1996-1999.


         RESIGNATION OF TRUSTEE. In addition, the Board accepted the resignation of Donald W. Burton from the Board at its May 31, 2002 meeting.

         AUDIT COMMITTEE. The first sentence of the first paragraph on page 28 is replaced with the following:

                  The Trust has an Audit Committee, consisting of Messrs. Pappas and Stattin and Ms. Talbot.

         NOMINATING COMMITTEE. The second sentence of the second paragraph on page 28 is replaced with the following:

                  The Trust also has a Nominating Committee, consisting of Messrs. Graham, Pappas, Phillips and Stattin and Ms. Talbot, each of whom is a disinterested member of the Board